Exhibit 10.9

Loan No. 92-5100037

GUARANTY OF RECOURSE OBLIGATIONS

I A THIS GUARANTY OF RECOURSE OBLIGATIONS is executed as of the 18th day of August, 2011, by Inland Diversified Real Estate Trust, Inc., a Maryland corporation ("Guarantor"), having an address of c/o Inland Diversified Evans Mullins, LLC, 2901 Butterfield Road, Oak Brook, IL 60523 in favor of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., IN ITS CAPACITY AS TRUSTEE, SUCCESSOR TO WELLS FARGO BANK, N.A., IN ITS CAPACITY AS TRUSTEE, FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006 GG8 ("Noteholder"), having its principal place of business at c/o Wells Fargo Bank, N. A., Commercial Mortgage Servicing, 1901 Harrison Street, 2nd Floor, Oakland, California 94612.

WHEREAS, Mullins Crossing, LLC, a Georgia limited liability company ("Borrower"), has obtained a loan (the "Loan") in the original principal amount of $23,500,000.00 from Goldman Sachs Commercial Mortgage Capital, L.P., a Delaware limited partnership ("Original Lender"); and

WHEREAS, the Loan is evidenced by a Deed to Secure Debt Note ("Note") dated as of August 8, 2006 executed by Borrower and payable to the order of Original Lender, in the stated principal amount of $23,500,000.00, and is secured by, inter alia, a Deed to Secure Debt, Assignment of Rents and Security Agreement ("Security Deed"), dated as of August 8, 2006, from Borrower to Original Lender, which was recorded on August 8, 2006, in Book 5575, Page 232 with the Columbia County Superior Court Clerk, State of Georgia ("Official Records"), encumbering that certain real property situated in Columbia County, in the State of Georgia, as more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon and by other documents and instruments (the Note, the Security Deed and such other documents and instruments which are executed by Assumptor in connection with the Note and the Security Deed, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Other Security Documents"); and

WHEREAS, Noteholder, Borrower, Guarantor and Inland Diversified Evans Mullins, L.L.C., a Delaware limited liability company ("Assumptor"), have entered into an Assumption Agreement ("Assumption Agreement") whereby the Borrower's liabilities and responsibilities have been assumed by Assumptor (unless otherwise defined herein, all capitalized terms herein shall have the same meaning herein which is or are assigned to such terms in the Assumption Agreement and the Other Security Documents); and

WHEREAS, as a condition to Noteholder consenting to the Assumption Agreement, Noteholder has required that Guarantor to unconditionally guarantee to

Noteholder the prompt and unconditional payment of the Guaranteed Recourse Obligations (defined below); and

WHEREAS, Guarantor has a direct or indirect interest in Assumptor, the assumption of the Loan by Assumptor is of substantial benefit to Guarantor and, therefore, Guarantor desires to indemnify Noteholder from and against and guarantee payment to Noteholder of all obligations and liabilities of Borrower and Assumptor under the Note, Security Deed and the Other Security Documents.

NOW, THEREFORE, to induce Noteholder to consent to the Assumption Agreement and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees for the benefit of Noteholder, as follows:

1.

Guarantor covenants and agrees at its sole cost and expense, to protect, defend, indemnity, release and hold Noteholder harmless from and against any and all Losses (defined below) imposed upon, incurred by or asserted against Noteholder arising directly or indirectly out of or in any way related to the Guaranteed Recourse Obligations of Borrower. As used herein, the term "Losses" includes any and all claims, suits, liabilities, actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, deficiencies, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense).

2.

It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Security Deed, or the Other Security Documents, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed.

3.

The term "Debt" as used in this Guaranty of Recourse Obligations (this "Guaranty") shall mean the principal sum evidenced by the Note and secured by the Security Deed, or so much thereof as may be outstanding from time to time, together with interest thereon at the rate of interest specified in the Note and all other sums other than principal or interest which may or shall become due and payable pursuant to the provisions of the Note, the Security Deed or the Other Security Documents.

4.

The term "Guaranteed Recourse Obligations" as used in this Guaranty shall mean all obligations and liabilities under the Loan for which Assumptor shall be personally liable pursuant to Article 13 of the Note as amended by the Assumption Agreement.

5.

Any indebtedness of Assumptor to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against Assumptor under the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto (collectively, the "Bankruptcy Code") which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Assumptor to Guarantor and hereby assigns such indebtedness to Noteholder, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. Further, if Guarantor shall comprise more than one person, firm or corporation, Guarantor agrees that until such payment in full of the Debt, (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Noteholder, (b) no one of them will take any action to exercise or enforce any rights to such contribution, and (c) if any Guarantor should receive any payment, satisfaction or security for any indebtedness of Assumptor to any of Guarantor or for any contribution by the others of Guarantor for payment made hereunder by the recipient to Noteholder, the same shall be delivered to Noteholder in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Debt and until so delivered, shall be held in trust for Noteholder as security for the Debt.

6.

Guarantor agrees that, with or without notice or demand, Guarantor will reimburse Noteholder, to the extent that such reimbursement is not made by Assumptor, for all expenses (including counsel fees) incurred by Noteholder in connection with the collection of the Guaranteed Recourse Obligations of Borrower or any portion thereof or with the enforcement of this Guaranty.

7.

All moneys available to Noteholder for application in payment or reduction of the Debt may be applied by Noteholder in such manner and in such amounts and at such time or times and in such order and priority as Noteholder may see fit to the payment or reduction of such portion of the Debt as Noteholder may elect.

8.

Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by Noteholder of any rights or remedies which it may have under or with respect to either the Note, the Security Deed, or the Other Security Documents, against any person obligated thereunder or against the owner of the Property (as defined in the Security Deed), or (b) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, or (c) by reason of the release or exchange of any property covered by the Security Deed or other collateral for the Loan, or (d) by reason of Noteholder's failure to exercise or delay in exercising, any such right or remedy or any right or remedy Noteholder may have hereunder or in respect to this Guaranty, or (e) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the

Security Deed or the Other Security Documents, or the death of any Guarantor, or (f) by reason of any payment made on the Debt or any other indebtedness arising under the Note, the Security Deed or the Other Security Documents, whether made by Assumptor or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Assumptor shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Noteholder from taking any remedial action against Assumptor, including the exercise of any option Noteholder has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, the Security Deed or the Other Security Documents, the Debt shall become due and payable, Noteholder may, as against Guarantor, nevertheless, declare the Debt due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

9.

Guarantor further covenants that this Guaranty shall remain and continue in Ml force and effect as to any modification, extension or renewal of the Note, the
Security Deed, or any of the Other Security Documents, that Noteholder shall not be under a duty to protect, secure or insure any security or lien provided by the Security
Deed or other such collateral, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor.

10.

As a further inducement for Noteholder to consent to the Assumption
Agreement and in consideration thereof, Guarantor further covenants and agrees that (a)
IN ANY ACTION OR PROCEEDING BROUGHT BY NOTEHOLDER AGAINST
GUARANTOR ON THIS GUARANTY, GUARANTOR SHALL AND DOES
HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL
BY JURY, (b) Guarantor will maintain a place of business or an agent for service of process in Georgia (the "Property State") and give prompt notice to Noteholder of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate, (c) the failure of Guarantor's agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon, (d) if, despite the foregoing, there is for any reason no agent for service of process of Guarantor available to be served, and if
Guarantor at that time has no place of business in the Property State then Guarantor irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof, Guarantor hereby waiving personal service thereof, (e) that within thirty days after such mailing, Guarantor so served shall appear or answer to any summons and complaint or other process and should Guarantor so served fail to appear or answer within said thirty-day period, said
Guarantor shall be deemed in default and judgment may be entered by Noteholder against the said party for the amount as demanded in any summons and complaint or other process so served, (f) Guarantor initially and irrevocably designates, The Corporation
Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle

County, Delaware 19801 to receive for and on behalf of Guarantor service of process in the Property State with respect to this Guaranty, (g) with respect to any claim or action arising hereunder, Guarantor (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State where the Property is located and the United States District Court located in the county in which the Property is located, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (h) nothing in this Guaranty will be deemed to preclude Noteholder from bringing an action or proceeding with respect hereto in any other jurisdiction.

11.

This is a guaranty of payment and not of collection and upon any default of Assumptor under the Note, the Security Deed or the Other Security Documents, Noteholder may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Assumptor or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the mortgaged property or other collateral for the Loan. Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.

12.

Each reference herein to Noteholder shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty. All references in the Note, Security Instrument or Other Security Documents to "Guarantor" or "Indemnitor" shall, from and after the date above first written, be references to Guarantor.

13.

If any party hereto shall be a partnership, the agreements and obligations on the part of Guarantor herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term "Guarantor" shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.

14.

Guarantor (and its representative, executing below, if any) has full power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

15.

All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which alone fully and completely expresses the agreement of Guarantor and Noteholder.

16.

This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

17.

This Guaranty may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Noteholder or Assumptor, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

18.

This Guaranty shall be deemed to be a contract entered into pursuant to the laws of the State of Georgia and shall in all respects be governed, construed, applied and enforced in accordance with applicable federal law and the laws of the State of Georgia, without reference or giving effect to any choice of law doctrine.

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date set forth above.

GUARANTOR:

Inland Diversified Real Estate Trust, Inc., a Maryland corporation

By: /s/ Barry L. Lazarus
Name: Barry L. Lazarus
Title:   President

Signature Page to Guaranty of Recourse Obligations

EXHIBIT A TO GUARANTY

LEGAL DESCRIPTION

1189353_1